EXHIBIT 1




                             JOINT FILING AGREEMENT
                             ----------------------

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date:  November 30, 2001

                              HFCP IV (BERMUDA), L.P.

                                 By:  H&F Investors IV (Bermuda), L.P.,
                                    its General Partner

                                    By:  H&F Corporate Investors IV (Bermuda)
                                       Ltd., its General Partner

                                       By:  /s/ John L. Bunce, Jr.
                                           -----------------------------------
                                          Name: John L. Bunce, Jr.
                                          Title: Vice President

                              H&F INTERNATIONAL PARTNERS IV-A (BERMUDA), L.P.

                                 By:  H&F Investors IV (Bermuda), L.P.,
                                    its General Partner

                                    By:  H&F Corporate Investors IV (Bermuda)
                                       Ltd., its General Partner

                                       By:  /s/ John L. Bunce, Jr.
                                           -----------------------------------
                                          Name: John L. Bunce, Jr.
                                          Title: Vice President

                              H&F INTERNATIONAL PARTNERS IV-B (BERMUDA), L.P.

                                 By:  H&F Investors IV (Bermuda), L.P.,
                                    its General Partner

                                    By:  H&F Corporate Investors IV (Bermuda)
                                       Ltd., its General Partner

                                       By:  /s/ John L. Bunce, Jr.
                                           -----------------------------------
                                          Name: John L. Bunce, Jr.
                                          Title: Vice President



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                              H&F EXECUTIVE FUND IV(BERMUDA), L.P.

                                 By:  H&F Investors IV (Bermuda), L.P.,
                                    its General Partner

                                    By:  H&F Corporate Investors IV (Bermuda)
                                       Ltd., its General Partner

                                       By:  /s/ John L. Bunce, Jr.
                                           -----------------------------------
                                          Name: John L. Bunce, Jr.
                                          Title: Vice President

                              H&F INVESTORS IV (BERMUDA), L.P.

                                 By:  H&F Corporate Investors IV (Bermuda)
                                    Ltd., its General Partner

                                       By:  /s/ John L. Bunce, Jr.
                                           -----------------------------------
                                          Name: John L. Bunce, Jr.
                                          Title: Vice President

                              H&F CORPORATE INVESTORS IV (BERMUDA) LTD.

                                       By:  /s/ John L. Bunce, Jr.
                                           -----------------------------------
                                          Name: John L. Bunce, Jr.
                                          Title: Vice President

                                   SCHEDULE I
                                   ----------

     Set forth below is the name, present principal occupation and percentage owned of each of the shareholders of H&F Corporate Investors IV (Bermuda) Ltd. ("HFCI Bermuda"), each of whom is a United States citizen. HFCI Bermuda is the sole general partner of H&F Investors IV (Bermuda), L.P. ("HFI IV Bermuda), which, in turn, is the sole general partner of HFCP IV (Bermuda), L.P. ("HFCP IV Bermuda"), H&F International Partners IV-A (Bermuda), L.P. ("HFIP IV-A Bermuda"), H&F International Partners IV-B (Bermuda), L.P. ("HFIP IV-B Bermuda") and H&F Executive Fund (Bermuda), L.P. ("HFEF Bermuda"). HFCI Bermuda, HFI IV Bermuda, HFCP IV Bermuda, HFIP IV-A Bermuda, HFIP IV-B Bermuda and HFEF Bermuda are hereinafter referred to as the "Reporting Persons."

                              %
          Name              Owned          Present Principal Occupation
          ----              -----          ----------------------------

   F. Warren Hellman         9.9%     Chairman, Hellman & Friedman LLC ("H&F")
   Matthew R. Barger         9.9%     Senior Managing Director, H&F
   Thomas F. Steyer          9.9%     Managing Director, H&F
   John L. Bunce, Jr.        9.9%     Managing Director, H&F
   Brian M. Powers           9.9%     Managing Director, H&F
   Mitchell R. Cohen         9.9%     Managing Director, H&F
   Philip U. Hammerskjold    9.9%     Managing Director, H&F
   Georgia Lee               9.9%     Chief Financial Officer and Managing
                                      Director, H&F
   Patrick J. Healy          9.9%     Managing Director, H&F
   David R. Tunnell         5.45%     Principal, H&F
   Richard M. Levine        5.45%     General Counsel and Principal, H&F